LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND
                              LIBERTY TAX-MANAGED GROWTH FUND
                             LIBERTY TAX-MANAGED GROWTH FUND II

          Supplement to Prospectuses and Statement of Additional Information
                    (Replacing Supplement dated September 17, 2003)

1.       On October 13, 2003, the Funds changed their names as referenced below:

           CURRENT FUND NAME                                        NEW FUND NAME

           Liberty Tax-Managed Aggressive Growth Fund               Columbia Tax-Managed Aggressive Growth Fund
           Liberty Tax-Managed Growth Fund                          Columbia Tax-Managed Growth Fund
           Liberty Tax-Managed Growth Fund II                       Columbia Tax-Managed Growth Fund II

2.       Also on October 13, 2003:

o The Funds began being listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Funds changed from www.libertyfunds.com to www.columbiafunds.com.

o Liberty Funds Distributor, Inc. (the Funds' distributor) and Liberty Funds Services, Inc. (the Funds' transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.


3. Effective October 13, 2003, Liberty Tax-Managed Aggressive Growth Fund began using the Russell Midcap Growth Index as its performance benchmark. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The advisor believes that the Russell Midcap Growth Index offers shareholders a more useful comparison for the Fund's relative performance than the Standard & Poor's MidCap 400 Index.


4. On October 13, 2003, the following row was added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002" for Liberty Tax-Managed Aggressive Growth Fund:


                                                1 Year           Life of Fund(1)
      Russell Midcap Growth Index (%)            -27.41             -25.75

         (1) Performance information is from July 31, 2000.


705-36/260Q-1103                                               November 4, 2003

                            LIBERTY TAX-MANAGED VALUE FUND
                                      (THE "FUND")
         SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                                  DATED MARCH 1, 2003
(REPLACING SUPPLEMENTS DATED APRIL 1, 2003, MAY 15, 2003 AND SEPTEMBER 17, 2003)

1. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisors, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised various funds in the Columbia family of funds. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the Fund.

     In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. ("NFMI"), a subsidiary of NPMI and a registered investment adviser that advised several funds in the Columbia family of funds, merged into NPMI. As a result of NPMI's merger into Columbia, Columbia is now the adviser to the funds previously advised by NFMI.

     The mergers will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

2. On October 13, 2003, the Fund changed its name from Liberty Tax-Managed Growth Fund to Columbia Tax-Managed Growth Fund.

3.       Also on October 13, 2003:

     o The Fund is now listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Fund changed from www.libertyfunds.com to www.columbiafunds.com.

     o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

     4. Effective October 13, 2003, the Fund began using the Russell 1000 Value Index as its performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The advisor believes that the Russell 1000 Value Index offers shareholders a more useful comparison for the Fund's relative performance than the Standard & Poor's 500 Index or the S&P 500/Barra Value Index.

     5. On October 13, 2003, the following row was added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002" for the Fund:

                                                1 Year           Life of Fund(2)
         Russell 1000 Value Index (%)            -15.52              -4.90

         (2) Performance information is from May 31, 1999.

     6. The paragraphs regarding the Fund in the section MANAGING THE FUNDS; PORTFOLIO MANAGERS are revised in their entirety to read as follows:

Brian Cunningham, a vice president and equity portfolio manager of the advisor is the co-manager for the Fund and has co-managed the Fund since November 2003. Mr. Cunningham has been with the advisor and its predecessor since 1987. Mr. Cunningham earned a BA from St. Francis College and an MBA from St. John's University.

Gregory M. Miller, a senior vice president of the advisor, is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Miller has been with the advisor and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.

Richard Dahlberg, CFA, a senior portfolio manager and head of the advisor's large cap value team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Prior to joining the advisor in September 2003, Mr. Dahlberg managed value investments for the last 30 years, most recently with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001. Mr. Dahlberg received an MBA degree from the Wharton School of the University of Pennsylvania.

708-36/259Q-1103                                              November 4, 2003